UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☑

Filed by Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

LIGHTWAVE LOGIC, INC.

(Name of Registrant as Specified In Its Charter)

________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

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369 Inverness Parkway, Suite 350

Englewood, CO 80112

April 17, 2019

SUPPLEMENT TO THE PROXY STATEMENT

FOR THE 2019 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 16, 2019

The following information supplements the Lightwave Logic, Inc. (the “Company”) Schedule 14A filed with the Securities and Exchange Commission on April 12, 2019 (“Schedule 14A”), which includes the proxy statement (the “Proxy Statement”) to be used in connection with the solicitation of proxies by the Board of Directors for the 2019 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 10:00 a.m. (Mountain Time) on Thursday, May 16, 2019 at the Hilton Denver Inverness, 200 Inverness Drive West, Englewood, Colorado 80112.

Capitalized terms used in this supplement to the Proxy Statement (this “Supplement”) and not otherwise defined in this Supplement have the meaning given to them in the Proxy Statement. The information set forth in this Supplement is in addition to the information set forth in the Proxy Statement and should be read in conjunction with the Proxy Statement. Except as amended or supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement remains unchanged and should be considered in voting your shares of common stock. This Supplement is being filed with the Securities and Exchange Commission on April 17, 2019 and will be delivered with the Proxy Statement. The Proxy Statement and Supplement are expected to be mailed to shareholders on or about April 19, 2019. No proxy materials relating to the Annual Meeting have been mailed to shareholders prior to the date of this Supplement.

The purpose of this Supplement is to:

1.

Replace in its entirety the paragraph titled “Director Independence” on page 11 of the Proxy Statement with the following:

Director Independence

Although we are currently traded on the OTCQB Market, our Board of Directors has reviewed each of the Directors’ relationships with the Company in conjunction with NASDAQ Listing Rule 5605(a)(2) that provides that an “independent director” is ‘a person other than an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has affirmatively determined that the following directors, Dr. Joseph A. Miller, Jr., Ronald A. Bucchi, Siraj Nour El-Ahmadi and William C. Pickett, III (served as a director from 2008 to August 15, 2018) are/were independent directors in that they are/were independent of management and free of any relationship that would interfere with their independent judgment as members of our Board of Directors. In making such determination, our Board of Directors considered the relationships that each such non-employee director has with our Company and all other facts and circumstances that our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. The following members of our Board of Directors, Thomas E. Zelibor, Dr. Michael S. Lebby, James S. Marcelli and Dr. Frederick J. Leonberger are not independent directors pursuant to the standards described above.

2.

Replace in its entirety the proxy card appended to the Schedule 14A with the proxy card appended to/enclosed with this Supplement.

LIGHTWAVE LOGIC, INC. C/O BROADRIDGE PO BOX 1342 BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

LIGHTWAVE LOGIC, INC.		For	Withhold	For All	To withhold authority to vote for any individual
The Board of Directors recommends you vote FOR		All	All	Except	nominee(s), mark “For All Except” and write the
the following:					number(s) of the nominee(s) on the line below.

1.	Election of Directors	☐	☐	☐
Nominees:

01) Dr. Michael S. Lebby
02) Dr. Joseph A. Miller, Jr.
03) Ronald A. Bucchi

The Board of Directors recommends you vote FOR proposals 2 and 3						For	Against	Abstain

2.	Approval of the Amendment to the Company’s 2016 Equity Incentive Plan.					☐	☐	☐

3.	Ratification of the appointment of Morison Cogen LLP to serve as the Company’s Independent Registered Public Accounting firm for fiscal year 2019.					☐	☐	☐

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com.

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LIGHTWAVE LOGIC, INC.
Annual Meeting of Shareholders
May 16, 2019 10:00 A.M.
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Dr. Michael S. Lebby and/or James S. Marcelli with the power of substitution and resubstitution to vote any and all shares of capital stock of Lightwave Logic, Inc. (the "Company") which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held on Thursday, May 16, 2019 at 10:00 A.M. Local Time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of the Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side